RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2015
RELATED PARTY TRANSACTIONS [Abstract]
RELATED PARTY TRANSACTIONS
3.	RELATED PARTY TRANSACTIONS

Nordic American Tankers Limited:

On November 18, 2013, as a part of the Private Placement, NAT participated in our establishment with the purchase of 4,333,566 of our common shares for $65.0 million, giving NAT a 26% ownership interest in NAO. Subsequently, in 2014, NAT distributed shares to its shareowners as dividend-in-kind, and acquired common shares in the market. For information on NAT's share ownership at the time of the filing of this annual report, please see Item 7 Major Shareholders and Related Party Transactions—A. Major Shareholders.

As compensation for coordinating the Private Placement NAT received 833,333 warrants with an exercise price of $15.00 per common share. The warrants become exercisable in 20% increments at each 10% increase in the volume weighted average price, or VWAP, of our common shares between increases of 25% and 65%. The VWAP must be above exercise level for a minimum of 10 business days, with a minimum trading volume of $2 million above exercise levels. In 2014, two of the 20% increments became exercisable, however the warrants are "out of the money" at the time of this filing. The warrants expired on December 31, 2015.

In December 2013, we entered into a management agreement with Scandic, a subsidiary of NAT, for the provision of administrative services as requested by our management and in accordance with our objectives and policies as established and directed by our Board of Directors. All decisions of a material nature concerning our business are made by the Board of Directors.

For services under the management agreement, Scandic receives a management fee of $200,000 per annum, and is reimbursed for cost incurred in connection with its services. In addition to costs incurred which are directly attributable to us, we also pay a portion of the operational costs such as salary and office rent, among others, incurred by Scandic which is attributable to us. For the year ended December 31, 2015 and 2014 and period from October 17, 2013 to December 31, 2013, the Company recognized an aggregate of $2.1 million, $2.2 million and $0.3 million, respectively, for such costs incurred which was included in the General and Administrative cost.

For the successful listing on the New York Stock Exchange in 2014 NAT received a success fee of $1.5 million.

In August 2014, NAT distributed approximately 700,000 of its NAO shares to its shareholders as dividend-in-kind. All shareholders that held 500 or more NAT shares were eligible to receive NAO shares. Shareholders holding less than 500 NAT shares and fractional shares were compensated with a cash distribution.

In 2014, we entered into an agreement with an immediate family member of the Executive Chairman for the use of an asset owned by him for corporate and marketing activities.  We pay an annual fee for this agreement and fees associated with actual use. The cost of this arrangement for the years ended December 31, 2015 and 2014 was $0.1 million and $0.1 million, respectively, which are included in General and Administrative costs.  No amounts were due to the related party as of December 31, 2015 and 2014.

In 2015, NAT purchased 1,521,300 common shares in a private transaction, NAT's ownership is 26.7% of shares outstanding as of December 31, 2015.